UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
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[ ]   14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SWIFT ENERGY COMPANY
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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




                       [SWIFT ENERGY COMPANY LETTERHEAD]




                                   May 8, 2001

Dear Shareholder:

         Supplement to Swift Energy Company Proxy Statement

          As you know, we held our annual shareholders meeting today. The proxy statement for the meeting, which we sent you in April, addressed four proposals. Proposal 1 to elect directors was approved at today's meeting. We did not open the polls as to proposal 2, approval of a new 2001 omnibus stock compensation plan, or proposal 3, approval of an increase in our authorized shares. Proposal 4 to adjourn the meeting to extend the solicitation period was also approved at today's meeting.

          We adjourned the meeting and will reconvene the adjourned meeting at 4:00 p.m. Houston time on Thursday, June 7, 2001 at our offices, 16825
Northchase Drive, Suite 400, Houston, Texas 77060. At that June 7 meeting, proposals 2 and 3, which have been changed since the original proxy statement we sent you, will be voted on.

          The week before last, we learned that certain institutions that hold our stock were voting based upon guidelines that were more limited than our proposals 2 and 3, the stock compensation plan proposal and the increased authorized shares proposal. This was due to a voting recommendation made to many of Swift's institutional investors by a proxy advisory firm, Institutional Shareholder Services, Inc. ("ISS"). ISS analyzes proposals using certain quantitative models that are quite rigid. We disagree with a number of ISS's assumptions and its methodology. ISS's model places a negative emphasis on certain features of our stock compensation plan that Swift has never used. We discussed our views with ISS. However, due to their rigid application of their guidelines we were unable to convince ISS to support our original proposals. Consequently, we committed to modify these proposals, which allowed ISS to change its recommendation to a positive one, while allowing us to preserve the basic intent of these two proposals. Therefore, we decided to adjourn the meeting until June 7 and to circulate this letter supplementing our proxy statement to allow shareholders to vote on the proposals as modified. Addition-ally, Fidelity Investments, one of our institutional investors, has its own proxy voting guidelines requiring certain language, and this affected Fidelity's ability to vote in favor of our 2001 stock compensation plan. We therefore decided to make additional changes to our 2001 stock compensation plan to include that language.

          This letter amends the descriptions of proposals 2 and 3 in our April 3, 2001 proxy statement, which otherwise remain the same.


                               Revised Proposal 2:
                      2001 Omnibus Stock Compensation Plan

1. The revised plan reduces the number of shares reserved under the plan to 1.5 million shares, a number that is satisfactory under current ISS guidelines.

2. The plan as modified provides that options to purchase no more than 100,000 of the shares reserved under the plan may be granted at an exercise price less than the fair market value of the common stock on the date of grant.

3. The plan as amended provides that options may be repriced only with prior shareholder approval.

4. In response to Fidelity Investments' guidelines, the 2001 plan additionally (a) extends from one year to three years the minimum vesting period for a restricted stock grant, (b) provides that performance bonus awards paid in stock must be paid in place of cash, based on the fair market value of the stock, and (c) requires shareholder approval of the creation of any new types of awards under the 2001 plan. Up to 100,000 shares, in the aggregate, are exempt from
          (a) and (b) above.

          We believe that the stock compensation plan as originally proposed was in the best interests of the Company and our shareholders. Unfortunately, ISS's recommendations caused a number of investors to withhold approval of the proposal, creating a situation with which we were not comfortable. Accordingly, in response, both to ISS's objections to the proposed 2001 plan, and Fidelity
Investments' guidelines, the Board of Directors has amended the plan as described above. Thus, we are asking for approval of Proposal 2 as amended.


                                   Proposal 3:
                          Increase in Authorized Shares

          Common Stock. We have never asked for an increase in authorized shares in the 20 years that Swift has been a public company. We only have a limited number of authorized shares left. Why do we need more shares? For possible acquisitions using shares, for possible stock splits and stock dividends, or for general growth in our capital base as the Company grows. Thus, to vote against a proposal to increase our authorized shares would sacrifice our ability to grow.

          In Texas, holders of two-thirds of the outstanding shares must approve any increase in authorized shares. This is a very high number, which makes shareholder solicitation expensive and time consuming. From a solicitation standpoint, therefore, it is more cost-effective to ask for a larger number of shares and thus incur the cost of solicitation less frequently. However, we feel we can meet most of our objectives with a smaller increase and simply return to our shareholders for another increase if necessary. Because of the two-thirds vote requirement, we need our institutional investors to vote in favor of this proposal, and therefore we felt that we simply had to bring our proposed increase in line with ISS guidelines. Thus, we are asking for your approval of a revised proposal to increase our authorized shares of common stock by 50 million shares to a total of 85 million shares of common stock.

          Preferred Stock. ISS does not favor increases in authorized preferred stock when the preferred shares previously authorized have not been issued. We have decided to eliminate the proposed increase in authorized preferred shares.

                                   PLEASE VOTE

          If you would like to change your vote, please complete the enclosed proxy card and return it to us as soon as possible. If you returned your proxy prior to the May 8 meeting, it will stand as voted. However, the 2001 stock compensation plan and the increase in authorized shares that will be voted upon will be as modified in this letter. WITH REGARD TO THE AUTHORIZED SHARES PROPOSED, WE NEED THE APPROVAL OF TWO-THIRDS OF THE OUTSTANDING SHARES.
THEREFOR, PLASE RETURN YOUR PROXY CARD MARKED IN FAVOR OF THE INCREASE IN AUTHORIZED SHARES.


          You may call Bruce Vincent, Executive Vice President-Corporate Development and Secretary of the Company, if you would like to discuss any of the items in this letter or if you wish to receive a copy of the amended 2001 stock compensation plan.

          Copies of the amended 2001 stock compensation plan may be obtained without charge by writing to the Company at 16825 Northchase Drive, Suite 400, Houston, Texas 77060, Attention: Nancy Schlottman, or by calling her at (281) 874-2700. A copy of the proxy statement which was sent to you in April may be obtained in the same manner or by going on the web to www.sec.gov.



                                                /s/ A. Earl Swift
                                                A. Earl Swift
                                                Chairman of the Board

                              SWIFT ENERGY COMPANY

               THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
      RECONVENED ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2001

The undersigned hereby constitutes and appoints Bruce H. Vincent, Alton D. Heckaman, Jr. or Terry E. Swift, or any of them, with full power of substitution and revocation of each, the true and lawful attorneys and proxies of the undersigned at the Reconvened Annual Meeting of Shareholders (the "Meeting") of SWIFT ENERGY COMPANY (the "Company") to be held on June 7, 2001 at 4:00 p.m. Houston time, in the Company's offices, 16825 Northchase Drive, Suite 400, Houston, Texas, or any adjournments thereof, and to vote the shares of common stock of the Company standing in the name of the undersigned on the books of the Company (or which the undersigned may be entitled to vote) on the record date for the Meeting with all powers the undersigned would possess if personally present at the Meeting.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

      PLEASE DATE, SIGN AND MAIL BACK YOUR PROXY CARD AS SOON AS POSSIBLE!

                   RECONVENED ANNUAL MEETING OF SHAREHOLDERS
                              SWIFT ENERGY COMPANY

                                  JUNE 7, 2001


[x]           Please mark your votes as in this example.

To withhold authority to vote for any individual nominee, strike his name from the listing below.

PROPOSAL 1:                   FOR the  election of all  nominees  for  directors
                              listed for the terms  specified  in the  Company's
                              Annual Proxy Statement (except as marked to the contrary at right); or to WITHHOLD AUTHORITY to vote for all nominees.

                                    NOMINEES:                A. Earl Swift
                                                             Henry C. Montgomery
                                                             Harold J. Withrow

                      [ ]     FOR         [ ]    WITHHELD

PROPOSAL 2:                   To approve the 2001 Omnibus  Stock Option Plan, as
                              amended, and to ratify an amendment extending the Company's 1990 Stock Compensation Plan;

                      [ ]     FOR         [ ]    AGAINST        [ ] ABSTAIN

PROPOSAL 3:                   To approve  amending  the  Company's  Articles  of
                              Incorporation to increase the number of authorized shares of common stock from 35 million shares to 85 million shares and to conform the Articles of Incorporation to current law;

                      [ ]     FOR         [ ]    AGAINST        [ ] ABSTAIN

PROPOSAL 4:         To grant authority to extend the solicitation  period in the event the meeting is postponed or adjourned  for any reason.

                     [ ]      FOR         [ ]    AGAINST        [ ] ABSTAIN

PROPOSAL 5:         In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Meeting, hereby revoking any proxy or proxies heretofore given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3, AND 4. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR PROPOSALS 2, 3 AND 4.

The  undersigned  hereby  acknowledges   receipt  of  the  May  8,  2001  letter
supplementing  the Proxy Statement for the 2001 Annual Meeting of  Shareholders.

PLEASE SIGN AND RETURN IN THE ENCLOSED STAMPED, PRE-ADDRESSED ENVELOPE.


Signature                 Date           Signature               Date
       ------------------      ---------           ------------       ----------

NOTE: Signature should agree with name as it appears hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.